SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

October 20, 2003
Date of Report (Date of earliest event reported)

LATTICE SEMICONDUCTOR CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-18032	93-0835214
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer) Identification No.)

5555 NE Moore Court
Hillsboro, OR 97124-6421
(Address of principal executive offices)

(503) 268-8000
(Registrant’s telephone number, including area code)

Item 5. Other Events.

On October 16, 2003, the Company announced changes to its senior management which is described in a press release.  In addition, Mr. Steven A. Laub is retiring as a member of the Board of Directors of the Company effective November 30, 2003.  A copy of the press release is filed as Exhibit 99.1 and incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

(c)

Exhibits.

Exhibit No.	Description

99.1	Press Release dated October 16, 2003.

SIGNATURE

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LATTICE SEMICONDUCTOR CORPORATION

Date: October 20, 2003	By:	/s/ RODNEY F. SLOSS
Name: Rodney F. Sloss
Title: Vice President-Finance

INDEX TO EXHIBITS FILED WITH

THE CURRENT REPORT ON FORM 8-K DATED OCTOBER 20, 2003

Exhibit	Description

99.1	Press Release dated October 16, 2003.